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EXHIBIT 10.23

                          TRADEMARK SECURITY AGREEMENT

          This TRADEMARK SECURITY AGREEMENT (this "Agreement") is made as of December 12, 2002, by and between WORLD AIRWAYS, INC., a Delaware corporation (the "Pledgor") and FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent on behalf of itself and the lenders signatory to the Loan Agreement (as defined below) (the "Agent").

                              W I T N E S S E T H:

          WHEREAS, the Pledgor, World Airways Parts Company, LLC, a Delaware limited liability company (collectively, with Pledgor, the "Borrowers") the lenders signatory thereto (the "Lenders"), and the Agent are parties to that certain Loan and Security Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrowers from time to time pursuant to the terms and conditions thereof and each Borrower has granted a security interest in all of its assets to the Agent on behalf of the Lender Group (as defined in the Loan Agreement); and

          WHEREAS, the Lenders have required that the Pledgor execute and deliver this Agreement (i) in order to secure, as further described below, the payment and performance of, among other things, all Obligations (as defined in the Loan Agreement) of the Borrowers under the Loan Agreement (hereinafter referred to as the "Secured Obligations") and (ii) as a condition precedent to any extension of credit to the Borrowers under the Loan Agreement;

          NOW, THEREFORE, for and in consideration of the premises set forth above and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.    Defined Terms.

          (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Loan Agreement shall have the meaning specified for such term in the Loan Agreement.

          (b) The words "hereof", "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and paragraph references are to this Agreement unless otherwise specified.

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          (c)   All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

          2. Incorporation of Premises. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

          3. Incorporation of the Loan Agreement. The Loan Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

          4. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Pledgor hereby grants to the Agent a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of the Pledgor's now owned or existing and hereafter acquired or arising trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule 1 attached hereto and made a part hereof, and
(a) all reissues, extensions and renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (c) the right to sue for past, present and future infringements and dilutions thereof, (d) the goodwill of the Pledgor's business symbolized by the foregoing and connected therewith, (e) all trademark licenses and other agreements providing Pledgor with the right to use any of the foregoing, and (f) all of the Pledgor's rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names, registered trademarks and trademark applications, service marks, registered service marks and service mark applications, together with the items described in clauses (a)-(f) in this paragraph 4(i), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks").

          5. Restrictions on Future Agreements. The Pledgor agrees that it will not, without the Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and the Pledgor further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others subject to its control, including, without limitation, licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred to the Agent under this Agreement or the rights associated with the Trademarks.

          6. New Trademarks. The Pledgor represents and warrants that, from and after the Closing Date, (a) the Trademarks listed on Schedule 1 are all of the trademarks, trade names, registered trademarks, trademark applications, service marks,

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registered service marks and service mark applications now owned or held by the
Pledgor, and (b) the Trademarks have not been adjudged invalid or unenforceable, and Pledgor is the legal and beneficial owner of the Trademarks free and clear of all liens, claims or security interests other than the lien of the Agent and except for the licenses listed on Schedule 2 attached hereto. If, prior to the termination of this Agreement, the Pledgor shall (i) obtain rights to any new trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks or service mark applications or (ii) become entitled to the benefit of any trademarks, trade names, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals or license agreements whether as licensee or licensor, the provisions of paragraph 4 above shall automatically apply thereto (to the extent permitted by licensors under agreements in connection with the granting of such licenses). The Pledgor shall give to the Agent prompt written notice of events described in clauses (i) and (ii) of the preceding sentence promptly after the occurrence thereof. The Pledgor hereby authorizes the Agent to modify this Agreement unilaterally (i) by amending
Schedule 1 to include any future trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, which are Trademarks under paragraph 4 above or under this paragraph 6 and (ii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule 1 thereto, as the case may be, such future trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications.

          7. Royalties. The Pledgor hereby agrees that the use by the Agent of the Trademarks as authorized hereunder in connection with the Agent's exercise of its rights and remedies under paragraph 15 or pursuant to any Loan Document shall be coextensive with the Pledgor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Agent to the Pledgor.

          8. Right to Inspect; Further Assignments and Security Interest. The Agent may, from time to time hereafter have access to, examine, audit, make copies (at the Pledgor's expense) and extracts from and inspect the Pledgor's premises and examine the Pledgor's books, records and operations relating to the Trademarks. The Pledgor agrees not to sell or assign its respective interests in, or grant any license under, the Trademarks without the prior and express written consent of the Agent.

          9. Nature and Continuation of the Agent's Security Interest; Termination of the Agent's Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and shall terminate only when the Secured Obligations have been paid in full and the Loan Agreement has been terminated. When this Agreement has terminated, the Agent shall promptly execute and deliver to the Pledgor, at the Pledgor's expense, all termination statements and other instruments as may be necessary or proper to terminate

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the Agent's security interest in the Trademarks, subject to any disposition thereof which may have been made by the Agent pursuant to this Agreement or the Loan Agreement.

          10. Duties of the Pledgor. The Pledgor shall have the duty to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement. The Pledgor further agrees (i) not to abandon any Trademark without the prior written consent of the Agent unless (a) Pledgor is not using any such Trademark and has not met the legal prerequisites to renew such Trademark and (b) such Trademark is identified as "Not Currently In Use" on
Schedule 1 hereto, and (ii) to use its best efforts to maintain in full force and effect the Trademarks that are or shall be necessary or economically desirable in the operation of the Pledgor's business. Any expenses incurred in connection with the foregoing shall be borne by the Pledgor. The Agent shall not have any duty with respect to the Trademarks. Without limiting the generality of the foregoing, the Agent shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks against any other parties, but the Agent may do so at its option from and after the occurrence of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of the Pledgor and shall be added to the Secured Obligations secured hereby.

          11. The Agent's Right to Sue. From and after the occurrence of an Event of Default, the Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and, if the Agent shall commence any such suit, the Pledgor shall, at the request of the Agent, do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement. The Pledgor shall, upon demand, promptly reimburse the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this paragraph 11 (including, without limitation, fees and expenses of attorneys, paralegals and other professionals for the Agent).

          12. Waivers. The Agent's failure, at any time or times hereafter, to require strict performance by the Pledgor of any provision of this Agreement shall not waive, affect or diminish any right of the Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between the Pledgor and the Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of the Pledgor contained in this Agreement shall be deemed to have been suspended or waived by the Agent unless such suspension or waiver is in writing signed by an officer of the Agent and directed to the Pledgor specifying such suspension or waiver.

          13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or

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provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in paragraph 6 hereof or by a writing signed by the parties hereto.

          15. Power of Attorney; Cumulative Remedies. (a) The Pledgor hereby irrevocably designates, constitutes and appoints the Agent (and all officers, employees and agents of the Agent designated by the Agent in its sole and absolute discretion) as the Pledgor's true and lawful attorney-in-fact, and authorizes the Agent and any of the Agent's designees, in the Pledgor's or the Agent's name, upon the occurrence and during the continuation of an Event of Default, to take any action and execute any instrument necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to (i) endorse the Pledgor's name on all applications, documents, papers and instruments necessary or desirable for the Agent in the use of the Trademarks,
(ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks to anyone and (iv) take any other actions with respect to the Trademarks as the Agent deems in its best interest. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated. The Pledgor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Agent under the Loan Agreement or any other Loan Document, but rather is intended to facilitate the exercise of such rights and remedies.

          (b) The Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks may be located or deemed located. Upon the occurrence of an Event of Default and the election by the Agent to exercise any of its remedies under Section 9-504 or
Section 9-505 of the Uniform Commercial Code as in effect in the State of Georgia with respect to the Trademarks, the Pledgor agrees to assign, convey and otherwise transfer title in and to the Trademarks to the Agent or any transferee of the Agent and to execute and deliver to the Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Agent's sole discretion, to effect such assignment, conveyance and transfer. All of the Agent's rights and remedies with respect to the Trademarks, whether established hereby, by the Loan Agreement or by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence of an Event of Default,

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the Agent may exercise any of the rights and remedies provided in this
Agreement, the Loan Agreement or any of the other Loan Documents. The Pledgor agrees that any notification of intended disposition of any of the Trademarks required by law shall be deemed reasonably and properly given if given at least five (5) Business Days before such disposition; provided, however, that the Agent may give any shorter notice that is commercially reasonable under the circumstances.

          16. Successors and Assigns. This Agreement shall be binding upon the Pledgor and Agent and their respective nominees, successors and assigns, and shall inure to the benefit of the Pledgor and Agent and their respective nominees, successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver or a trustee of the Pledgor; provided, however, that the Pledgor shall not voluntarily assign or transfer its rights or obligations hereunder without the Agent's prior written consent.

          17. Governing Law. This Agreement shall be construed and enforced and the rights and duties of the parties shall be governed by in all respects in accordance with the laws and decisions of the State of Georgia without reference to the conflicts or choice of law principles thereof.

          18. Notices. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in the Loan Agreement.

          19. Paragraph Titles. The paragraph titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          20. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

          21. Merger. This Agreement represents the final agreement of the Pledgor and the Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Pledgor and the Agent.

          22. Effectiveness. This Agreement shall become effective on the Closing Date.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

Sworn to and subscribed                 WORLD AIRWAYS, INC.
before me this 12 day of
December, 2002.
                                        By:  /s/ Gilberto M. Duarte, Jr.
                                           ------------------------------
                                        Name:    Gilberto M. Duarte, Jr.
                                             ----------------------------
                                        Its:     Chief Financial Officer
                                            -----------------------------

NOTARY PUBLIC                           Accepted and agreed to as of the day
                                        and year first above written.

My Commission Expires: 8/31/2003

Sworn to and subscribed                 FOOTHILL CAPITAL CORPORATION,
before me this 12 day of                as Agent
December, 2002.

                                        By:  /s/ Phyliss Hassen
                                           ------------------------------
                                        Name:    Phyliss Hassen
                                             ----------------------------
                                        Its:     Vice President
                                            -----------------------------

NOTARY PUBLIC                           Accepted and agreed to as of the day
  /s/ Jeffrey Narvil                    and year first above written.

My Commission Expires: August 31, 2003